SHORT-TERM DEBT - Credit Facility (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Oct. 31, 2011
Line of Credit Facility [Abstract]
Credit facility initiation date	2011-10-20
Line of credit facility, revolving credit, description	On October 20, 2011, we entered into a five-year credit agreement, which provides for a $400 million unsecured credit facility that will expire on October 20, 2016. The company may use amounts borrowed under the facility for general corporate purposes. As of October 31, 2011 the company has no borrowings outstanding under the facility. The Credit Agreement replaced the Company's prior Five-Year Credit Agreement dated as of May 11, 2007, which was terminated upon the execution of the Credit Agreement.
Line of credit facility expiration date	2016-10-20
Line of Credit Facility - Primary Agreement [Member]
Line of Credit Facility [Abstract]
Credit facility - initial borrowing capacity	400